united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22624

Arrow ETF Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive Suite 100 Laurel, MD 20707

(Address of principal executive offices) (Zip code)

Corporation Service Company

251 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 1/31

Date of reporting period: 1/31/19

Item 1. Reports to Stockholders.

Arrow Dow Jones Global Yield ETF

GYLD

Annual Report
January 31, 2019

1-877-277-6933
1-877-ARROW-FD
www.ArrowFunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.ArrowFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholder:

We are pleased to present this annual report for the Arrow Dow Jones Global Yield ETF (“GYLD” or the “Fund”) for the one-year period ended January 31, 2019.

GYLD seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones Global Composite Yield Index.

The Fund’s portfolio is managed to closely replicate the holdings of the Dow Jones Global Composite Yield Index (“DJGYLD”, the “Index” or the “Benchmark”), which sources its return and yield from equally weighted exposure to five sub-indexes. With 30 holdings in each of the five sub-index baskets, the Index is comprised of 150 total holdings. From time to time, the Fund holdings may not precisely replicate the Index due to factors including, but not limited to, the availability of the holdings, liquidity, currency denominations and other market factors. The Index generally starts with 150 total holdings during its annual reconstitution. Throughout the year, some components may be dropped from the Index if they fail to continue qualifying based on the screening methodology. The next annual index reconstitution is scheduled for March 31, 2019. Variance in holdings, timing of trades, costs of trade execution, management fees and other factors may lead to portfolio tracking discrepancies from the benchmark. Over the past year, using weekly data, the Fund has tracked the composite Index’s performance with 90.02% correlation.

Management’s Discussion of Fund Performance

All Fund performance is based on net asset value (“NAV”) and assumes the reinvestment of distributions, without regard to individual taxes or withholdings. Index returns assume reinvestment of distributions, but do not include fees. Individual performance will vary due to a number of factors including, but not limited to, trading commissions, bid/ask spreads, premium/discounts relative to NAV, time of trading and other potential market factors—please refer to the Fund’s prospectus for more information.

For the one-year period ended January 31, 2019, the performance of GYLD was -2.69% while DJGYLD was -1.99%. Since GYLD’s inception on May 8, 2012 (first trade date) through January 31, 2019, the Fund has an annualized total return of 1.40% and the Benchmark has returned 2.27%. For broad market domestic equity comparisons, the U.S. stock market, as represented by the S&P 500 Index, returned -2.31% for the one-year period through January 31, 2019. The domestic bond market ended the one-year reporting period with a modest gain of 2.25%, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. Overall, GYLD performed better than some of the popular broad-based international market benchmarks. Returns in the international equity markets were challenged, with the MSCI EAFE (USD Net) equity index down -12.01% for the year. On the international bonds front, the Barclays Global Aggregate (ex/US) Bond Index lost -3.26% for the year.

For the one-year period through January 31, 2019, two of the five category baskets had positive returns on a standalone basis. Global Corporate High Yield was up 2.94% and Global Sovereign Debt was up 1.51% for the period, while Global Equity was down -0.44%, Global Alternative Yield was down -12.25% and Global Real Estate was down -2.66%.

The Fund generally pays distributions monthly, or as needed if special distributions are required. As of the last distribution made during the reporting period on January 16, 2019, the Fund’s 30-day U.S. Securities and Exchange Commission yield was 8.8% and the 12-month distribution rate was 7.57%.

For more information about current performance, holdings or historical premiums/discounts, please visit our website at www.arrowfunds.com. We are grateful for your continued confidence in our company.

Sincerely,

Joseph J. Barrato
Chief Executive Officer
Arrow Investment Advisors, LLC
March 2019

AD-032519

Arrow Dow Jones Global Yield ETF
PORTFOLIO REVIEW (Unaudited)
January 31, 2019

The Fund’s performance figures* for the years ended January 31, 2019, as compared to its benchmark:

				Annualized
		Annualized	Annualized	Since Inception** -
	One Year	Three Years	Five Years	January 31, 2019
Arrow Dow Jones Global Yield ETF - NAV	(2.69)%	8.41%	(1.12)%	1.40%
Arrow Dow Jones Global Yield ETF - Market Price	(2.03)%	8.51%	(1.43)%	0.94%
Dow Jones Global Composite Yield Index ***	(1.99)%	9.42%	(0.22)%	2.27%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.arrowfunds.com or by calling 1-877-277-6933.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception (5/2/2012) to the first day of secondary market trading shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses are 0.75% per the June 1, 2018 prospectus. Please see the Financial Highlights for a more recent expense ratio.

**	Commencement of trading was May 8, 2012.

***	The Dow Jones Global Composite Yield Index is constructed by equally weighting the five global high-yield index baskets, each of which is made up of 30 equally weighted components.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Financials	24.9%
Energy	24.3%
Government	18.8%
Utilities	9.1%
Industrials	5.5%
Materials	5.4%
Communications	4.0%
Consumer Discretionary	3.3%
Technology	2.0%
Health Care	1.3%
Other, Cash & Cash Equivalents	1.4%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS
January 31, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 37.0%
	CONSUMER FINANCE - 1.5%
400,000	Navient Corp.	6.500	6/15/2022	$409,620
425,000	Springleaf Finance Corp.	7.125	3/15/2026	405,609
120,000	Starwood Property Trust, Inc.	4.750	3/15/2025	115,500
				930,729
	EXPLORATION & PRODUCTION - 5.0%
400,000	Antero Resources Corp.	5.125	12/1/2022	401,000
425,000	Gulfport Energy Corp.	6.000	10/15/2024	401,625
400,000	Murphy Oil Corp.	5.750	8/15/2025	402,440
415,000	PDC Energy, Inc.	5.750	5/15/2026	390,100
450,000	QEP Resources, Inc.	5.625	3/1/2026	434,250
400,000	Range Resources Corp.	4.875	5/15/2025	363,000
300,000	Southwestern Energy Co.	6.200	1/23/2025	292,500
410,000	WPX Energy, Inc.	5.250	9/15/2024	405,900
				3,090,815
	FINANCIAL SERVICES - 0.7%
390,000	Icahn Enterprises LP	5.875	2/1/2022	394,430

	HARDWARE - 1.9%
375,000	NCR Corp.	6.375	12/15/2023	376,875
445,000	Western Digital Corp.	4.750	2/15/2026	414,963
430,000	Xerox Corp.	3.625	3/15/2023	411,725
				1,203,563
	HEALTH CARE FACILITIES & SERVICES - 0.6%
405,000	DaVita, Inc.	5.000	5/1/2025	391,331

	HOME & OFFICE PRODUCTS MANUFACTURING - 0.7%
418,000	Tempur Sealy International, Inc.	5.500	6/15/2026	401,280

	INDUSTRIAL OTHER - 1.3%
450,000	AECOM	5.125	3/15/2027	426,375
380,000	United Rentals North America, Inc.	6.500	12/15/2026	395,200
				821,575
	OIL & GAS SERVICES & EQUIPMENT - 1.3%
490,000	Nabors Industries, Inc.	5.750	2/1/2025	428,750
470,000	Oceaneering International, Inc.	4.650	11/15/2024	401,850
				830,600
	PHARMACEUTICALS - 0.7%
502,000	Teva Pharmaceutical Finance Netherlands III BV	3.150	10/1/2026	417,498

	PIPELINE - 1.2%
375,000	Genesis Energy Finance Corp.	6.750	8/1/2022	378,450
404,000	Summit Midstream Holdings LLC	5.750	4/15/2025	380,770
				759,220
	REAL ESTATE - 0.6%
488,000	CBL & Associates LP	5.950	12/15/2026	389,180

	REFINING & MARKETING - 0.7%
402,000	PBF Holding Co LLC	7.000	11/15/2023	404,894

	RETAIL - CONSUMER DISCRETIONARY - 0.7%
405,000	Sally Holdings LLC	5.625	12/1/2025	396,697

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value

	SOVEREIGN - 18.8%
230,000	Brazilian Government International Bond	6.000	4/7/2026	$251,967
300,000	Brazilian Government International Bond	10.125	5/15/2027	415,125
365,000	Brazilian Government International Bond	5.625	1/7/2041	369,475
425,000	Chile Government International Bond	3.860	6/21/2047	413,172
315,000	Colombia Government International Bond	8.125	5/21/2024	375,244
399,000	Colombia Government International Bond	6.125	1/18/2041	456,855
270,000	Hungary Government International Bond	6.375	3/29/2021	286,705
428,000	Hungary Government International Bond	5.375	3/25/2024	463,028
280,000	Hungary Government International Bond	7.625	3/29/2041	403,700
300,000	Indonesia Government International Bond	2.950	1/11/2023	293,076
500,000	Indonesia Government International Bond	3.500	1/11/2028	476,418
400,000	Indonesia Government International Bond	4.350	1/11/2048	382,630
515,000	Israel Government International Bond	4.500	1/30/2043	538,510
377,000	Mexico Government International Bond	4.000	10/2/2023	381,760
400,000	Mexico Government International Bond	4.150	3/28/2027	392,600
407,000	Mexico Government International Bond	4.750	3/8/2044	384,493
375,000	Mexico Government International Bond	4.600	2/10/2048	347,301
249,000	Panama Government International Bond	7.125	1/29/2026	299,086
350,000	Panama Government International Bond	8.875	9/30/2027	469,875
325,000	Peruvian Government International Bond	5.625	11/18/2050	396,500
250,000	Republic of South Africa Government International Bond	5.500	3/9/2020	254,774
439,000	Republic of South Africa Government International Bond	4.665	1/17/2024	441,690
450,000	Republic of South Africa Government International Bond	4.875	4/14/2026	446,312
412,000	Republic of South Africa Government International Bond	6.250	3/8/2041	426,600
430,000	Republic of South Africa Government International Bond	5.000	10/12/2046	387,336
429,000	Turkey Government International Bond	7.000	3/11/2019	430,480
300,000	Turkey Government International Bond	7.500	11/7/2019	306,561
352,000	Turkey Government International Bond	5.625	3/30/2021	356,176
539,000	Turkey Government International Bond	3.250	3/23/2023	491,838
385,000	Turkey Government International Bond	6.000	1/14/2041	342,169
				11,681,456
	UTILITIES - 1.3%
426,000	AmeriGas Partners, LP	5.750	5/20/2027	408,960
412,000	Suburban Energy Finance Corp.	5.500	6/1/2024	406,850
				815,810

	TOTAL BONDS & NOTES (Cost $22,693,758)			22,929,078

Shares
	COMMON STOCKS - 42.0%
	AUTOMOTIVE - 0.7%
535,965	Nemak SAB de CV, 144A			422,220

	BANKING - 1.3%
23,517	National Australia Bank Ltd.			409,138
45,354	Nordea Bank AB			411,919
				821,057
	HOME & OFFICE PRODUCTS - 0.7%
49,474	Galliford Try PLC			461,422

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2019

Shares		Value
	IRON & STEEL - 3.0%
278,554	Eregli Demir ve Celik Fabrikalari TAS	$456,911
133,369	Fortescue Metals Group Ltd	549,440
17,236	Novolipetsk Steel PJSC - ADR	403,322
28,112	Severstal PJSC	428,686
		1,838,359
	MACHINERY - 0.8%
65,824	Turk Traktor ve Ziraat Makineleri AS	489,111

	METALS & MINING - 1.3%
262,356	Alrosa PJSC	394,903
20,536	MMC Norilsk Nickel PJSC- ADR	427,149
		822,052
	OIL, GAS & COAL - 2.2%
14,836	Bashneft PJSC	406,706
283,209	Indo Tambangraya Megah Tbk PT	462,134
37,582	Tatneft PJSC	463,126
		1,331,966
	REAL ESTATE INVESTMENT TRUSTS (REITS) - 20.8%
27,023	Apple Hospitality REIT, Inc.	443,447
58,169	Artis Real Estate Investment Trust	452,224
200,283	Ascendas Real Estate Investment Trust	408,118
97,452	Ashford Hospitality Trust, Inc.	482,387
42,325	Braemar Hotels & Resorts, Inc.	470,654
145,124	BWP Trust	385,175
179,938	CBL & Associates Properties, Inc.	448,046
112,572	Charter Hall Retail REIT	373,473
21,726	Chatham Lodging Trust	439,082
15,214	Chesapeake Lodging Trust	433,295
12,251	Eurocommercial Properties NV - ADR	397,825
337,774	Fibra Uno Administracion SA de CV	466,501
59,194	Franklin Street Properties Corp.	439,219
237,346	Growthpoint Properties Ltd.	464,497
24,950	H&R Real Estate Investment Trust	421,564
16,238	Hospitality Properties Trust	432,905
39,620	Independence Realty Trust, Inc.	414,029
25,955	Kimco Realty Corp.	441,494
26,990	Kite Realty Group Trust	448,844
395,920	Mapletree Logistics Trust	403,384
26,527	Mercialys SA	407,875
62,348	Pennsylvania Real Estate Investment Trust	459,505
566,309	Redefine Properties Ltd.	450,231
14,729	Retail Value, Inc.*	447,909
22,791	RLJ Lodging Trust	422,773
26,886	RPT Realty	351,938
31,523	Senior Housing Properties Trust	434,072
34,140	SITE Centers Corp.	446,210
76,254	Washington Prime Group, Inc.	433,123
12,405	Wereldhave NV	398,271
		12,918,070
	RETAIL - DISCRETIONARY - 0.6%
32,442	GameStop Corp.	367,892

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2019

Shares		Value
	TELECOMMUNICATIONS - 4.0%
25,725	CenturyLink, Inc.	$394,107
366,757	Rostelecom PJSC	404,684
20,621	SES SA	421,649
137,644	Spark New Zealand Ltd.	387,130
89,005	Telkom SA SOC Ltd.	450,190
192,950	Telstra Corp Ltd.	437,544
		2,495,304
	TRANSPORTATION & LOGISTICS - 0.8%
51,003	Seaspan Corp.	474,328

	UTILITIES - 5.8%
16,087	CEZ AS	406,394
1,782,890	China Power International Development Ltd.	458,975
155,994	Crius Energy Trust	625,971
110,784	EDP - Energias de Portugal SA	405,510
26,878	Engie SA	431,314
173,386,942	Federal Grid Co Unified Energy System PJSC	440,042
17,540	Fortum OYJ	398,903
10,432,517	Unipro PJSC	438,308
		3,605,417

	TOTAL COMMON STOCKS (Cost $27,542,073)	26,047,198

	MASTER LIMITED PARTNERSHIPS - 19.6%
	IRON & STEEL - 1.1%
48,042	SunCoke Energy Partners LP	654,812

	OIL, GAS & COAL - 13.9%
27,675	Alliance Resource Partners LP	538,555
108,174	American Midstream Partners LP	422,960
17,713	Buckeye Partners LP	541,132
17,260	Crestwood Equity Partners LP	547,315
17,030	Delek Logistics Partners LP	514,306
36,574	Enable Midstream Partners LP	553,730
1	Energy Transfer LP	15
25,563	Genesis Energy LP	534,778
50,176	Martin Midstream Partners LP	687,411
1	Natural Resource Partners LP	38
51,670	NGL Energy Partners LP	607,123
22,965	NuStar Energy LP	585,378
24,655	PBF Logistics LP	541,177
294,645	Seadrill Partners LLC	321,163
43,059	Summit Midstream Partners LP	572,685
19,236	Sunoco LP	589,199
37,304	USA Compression Partners LP	553,591
47,247	USD Partners LP	533,419
		8,643,975

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2019

Shares		Value
	TRANSPORTATION & LOGISTICS - 2.7%
231,286	Capital Product Partners LP	$520,393
45,907	Golar LNG Partners LP	615,154
27,487	KNOT Offshore Partners LP	512,633
		1,648,180
	UTILITIES - 1.9%
20,271	AmeriGas Partners LP	625,158
24,718	Suburban Propane Partners LP	573,458
		1,198,616

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $12,673,663)	12,145,583

	TOTAL INVESTMENTS - 98.6% (Cost - $62,909,494)	$61,121,859
	OTHER ASSETS LESS LIABILITIES - 1.4%	876,540
	NET ASSETS - 100.0%	$61,998,399

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At January 31, 2019 144A securities amounted to $422,220 or 0.68% of net assets.

*	Non Income Producing Security

ADR - American Depositary Receipt

LLC - Limited Liability Corporation

LP - Limited Partnership

LTD - Limited Company

NV - Naamloze Vennootschap

OYJ - Julkinen osakeyhtiö

PJSC - Public Joint-Stock Company

PLC - Public Limited Company

SA - Société Anonyme

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2019

ASSETS
Investment securities:
At cost	$62,909,494
At value	$61,121,859
Cash	264,863
Receivable for investments sold	468,840
Dividends and interest receivable	578,294
TOTAL ASSETS	62,433,856

LIABILITIES
Due to custodian - Foreign cash (Cost $338,393)	353,049
Payable for investments purchased	52,642
Investment advisory fees payable	29,766
TOTAL LIABILITIES	435,457
NET ASSETS	$61,998,399

Net Assets Consist Of:
Paid in capital	$131,240,487
Accumulated deficit	(69,242,088)
NET ASSETS	$61,998,399

Net Asset Value Per Share:
Net Assets	$61,998,399
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,675,000
Net asset value (Net Assets ÷ Shares Outstanding)	$16.87

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2019

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $207,237)	$3,760,244
Interest	1,540,566
TOTAL INVESTMENT INCOME	5,300,810

EXPENSES
Investment advisory fees	533,176
TOTAL EXPENSES	533,176
NET INVESTMENT INCOME	4,767,634

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
In-kind redemptions	1,122,324
Investments	(4,637,447)
Foreign currency transactions	136,217
(3,378,906)
Net change in unrealized depreciation on:
Investments	(4,920,054)
Foreign currency translations	(171,112)
(5,091,166)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(8,470,072)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,702,438)

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	January 31, 2019	January 31, 2018
FROM OPERATIONS
Net investment income	$4,767,634	$5,495,473
Net realized loss on investments and foreign currency transactions	(3,378,906)	(3,777,123)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(5,091,166)	3,172,371
Net increase (decrease) in net assets resulting from operations	(3,702,438)	4,890,721

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(3,859,162)
From return of capital	(2,193,188)	(2,498,153)
Total distributions paid: *	(2,991,225)	—
Net decrease in net assets resulting from distributions to shareholders	(5,184,413)	(6,357,315)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	—	24,967,190
Cost of shares redeemed	(39,730,801)	(12,424,994)
Transaction fees (Note 5)	49,254	135,283
Net increase (decrease) in net assets resulting from shares of beneficial interest	(39,681,547)	12,677,479

TOTAL INCREASE (DECREASE) IN NET ASSETS	(48,568,398)	11,210,885

NET ASSETS
Beginning of Year	110,566,797	99,355,912
End of Year**	$61,998,399	$110,566,797

SHARE ACTIVITY
Shares sold	—	1,350,000
Shares redeemed	(2,250,000)	(675,000)
Net increase (decrease) in shares of beneficial interest outstanding	(2,250,000)	675,000

*	Distributions from net investment income and net realized capital gains are combined for the year ended January 31, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in the Notes to Financial Statements for more information. The distributions to shareholders for the year ended January 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Period includes accumulated net investment loss of $1,479,776 as of January 31, 2018.

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	For the Year	For the Year		For the Year	For the Year	For the Year
	Ended	Ended		Ended	Ended	Ended
	January 31, 2019	January 31, 2018		January 31, 2017	January 31, 2016	January 31, 2015
Net asset value, beginning of year	$18.66	$18.92		$16.40	$24.30	$25.70
Activity from investment operations:
Net investment income (1)	1.16	1.04		1.12	1.53	1.52
Net realized and unrealized gain (loss) on investments and foreign currency	(1.69)	(0.09)		2.74	(7.71)	(1.03)
Total from investment operations	(0.53)	0.95		3.86	(6.18)	0.49
Less distributions from:
Net investment income	(0.69)	(0.72)		(1.20)	(1.25)	(1.43)
Return of capital	(0.57)	(0.49)		(0.14)	(0.47)	(0.46)
Total distributions	(1.26)	(1.21)		(1.34)	(1.72)	(1.89)
Net asset value, end of year	$16.87	$18.66		$18.92	$16.40	$24.30
Total return (3)	(2.69)%	5.30	% (4)	24.34%	(26.97)%	1.57%
Net assets, at end of year (000s)	$61,998	$110,567		$99,356	$87,310	$160,359
Ratio of net expenses to average net assets	0.75%	0.75%		0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	6.72%	5.60%		6.11%	6.97%	5.73%
Portfolio Turnover Rate (2)	69%	90%		74%	90%	87%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(2)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS
January 31, 2019

1.	ORGANIZATION

The Arrow Dow Jones Global Yield ETF (the “Fund”) is a diversified series of shares of beneficial interest of Arrow ETF Trust (formerly Northern Lights ETF Trust) (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 29, 2011, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Global Yield Index (the “Index”). The investment objective is non-fundamental. The Fund commenced operations on May 2, 2012.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if Arrow Investment Advisors, LLC (the “Advisor”) believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Advisor and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”), subject to review by the Board. The Board will review the fair value method in use for securities requiring a fair market value determination and supporting documentation from the Advisor at least quarterly for consistency with the Procedures. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2019

Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2019 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Bonds and Notes	$—	$22,929,078	$—	$22,929,078
Common Stocks	26,047,198	—	—	26,047,198
Master Limited Partnerships	12,145,583	—	—	12,145,583
Total	$38,192,781	$22,929,078	$—	$61,121,859

There were no transfers into or out of Level 1 and Level 2 during the current year. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting year.

The Fund did not hold any Level 3 securities during the year.

*	See Portfolio of Investments for industry classification.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2019

In accordance with the Fund’s investment objectives, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Real Estate Investment Risk (REIT) – Investments in securities of real estate companies involve risks including, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, which are paid by their shareholders. Further, the failure of a company to qualify as a REIT or comply with applicable federal tax requirements could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”) which are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the roughly ninety MLPs in existence, fifty are eligible for inclusion in the Alerian MLP Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2019

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Monthly distributions in excess of ordinary taxable income are treated as returns of capital. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended January 31, 2016 to January 31, 2018, or expected to be taken in the Fund’s January 31, 2019 year-end tax returns. The Fund identified its major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions, gains and losses on the purchase and sale of foreign currencies and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2019

Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended January 31, 2019, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $49,570,045 and $75,397,405 respectively.

For the year ended January 31, 2019, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $0 and $12,845,100, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. The Advisor serves as the Fund’s investment advisor pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). The Trust has entered into a Global Custody Agreement with Brown Brothers Harriman & Co. to serve as custodian and to act as transfer and shareholder services agent. The Trust has also entered into an ETF Distribution Agreement with Northern Lights Distributors, LLC (the “Distributor”) to serve as the distributor for the Fund. Archer Distributors, LLC, an affiliate of the Advisor is also a party to the Distribution Agreement and provides marketing services to the Fund, including responsibility for all the Fund’s marketing and advertising materials.

Pursuant to the Advisory Agreement, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a unitary management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

The Advisor’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Advisor for providing services for the Fund. Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services and Independent Trustees’ fees, except for payments under the Fund’s 12b-1 plan, brokerage expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto). The Advisor, and not the Fund’s shareholders, would benefit from any reduction in fees paid for third-party services, including reductions based on increases in net assets.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2019

distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration and fund accounting services to the Fund. Pursuant to separate servicing agreements with GFS, the Advisor, on behalf of the Fund pays GFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Advisor, on behalf of the Fund.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 75,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$3,170	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2019

For the year ended January 31, 2019, the Fund received $38,040 and $49,254 in fixed fees and variable fees, respectively. Fixed Fees were used to cover the custodial and other costs incurred by the Fund.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2019	January 31, 2018
Ordinary Income	$2,991,225	$3,859,162
Return of Capital	2,193,188	2,498,153
	$5,184,413	$6,357,315

As of January 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficit)
$—	$—	$(791,561)	$(64,375,753)	$—	$(4,074,774)	$(69,242,088)

The difference between book basis and tax basis unrealized depreciation, accumulated net investment income (loss) and accumulated net realized loss from investments and foreign currency transactions is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and tax adjustments for real estate investment trusts, partnerships and C-Corporation and return of capital distributions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $791,561.

At January 31, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total	CLCF Utilized
$—	$24,109,728	$40,266,025	$64,375,753	$—

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2019

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency losses and tax adjustments for passive foreign investment companies, real estate investment trusts, partnerships, realized gain (loss) on in-kind redemptions, and C-Corporation return of capital distributions resulted in reclassification for the year ended January 31, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Deficit)
$234,121	$(234,121)

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$65,217,573	$3,750,036	$(7,845,750)	$(4,095,714)

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of this ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been incorporated with these financial statements.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2019

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”) and Northern Lights Compliance Services, LLC (“NLCS”)(collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Distributions: The Board declared the following distributions after January 31, 2019:

Distribution Per Share	Record Date	Payable Date
$0.1303	2/20/2019	2/25/2019
$0.0582	3/19/2019	3/25/2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Arrow ETF Trust

and the Shareholders of Arrow Dow Jones Global Yield ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Arrow Dow Jones Global Yield ETF, a series of shares of beneficial interest in Arrow ETF Trust (the “Fund”), including the portfolio of investments, as of January 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian and by other appropriate auditing procedures where a reply from a broker was not recived. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Arrow ETF Trust since 2012.

Philadelphia, Pennsylvania

March 26, 2019

Arrow Dow Jones Global Yield ETF
EXPENSE EXAMPLES (Unaudited)
January 31, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including a unitary management fee and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2018 through January 31, 2019.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expenses Ratio
	Account Value	Account Value	During Period*	During Period**
	8/1/18	1/31/19	8/1/18 – 1/31/19	8/1/18 – 1/31/19
Actual	$1,000.00	$977.90	$3.74	0.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

*	Actual” expense information for the Fund is for the period from August 1, 2018 to January 31, 2019. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 184/365 (to reflect the period from August 1, 2018 to January 31, 2019). “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/365 (to reflect the full half-year period).

**	Annualized.

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2019

Renewal of the Investment Advisory Agreement between AET and Arrow Investment Advisors

At an in person meeting held September 28, 2018, the Board of Trustees (the “Board”) including the Trustees who are not “interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Arrow ETF Trust (the “Trust (the “Trust”), and Arrow Investment Advisors, LLC (the “Adviser”) with respect to the Arrow Dow Jones Global Yield ETF (the “DJ ETF”). In its consideration of the renewal of the Advisory Agreement, the Board including the Independent Trustees, did not identify any single factor as all-important or controlling and the following summary does not detail all the matters considered.

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the Adviser to the Trust. During deliberations, they noted that there continued to be strong communication between the Adviser and the Board. It was also noted that there were no material compliance issues since the last renewal, and that the Adviser continued to expand and nurture relationships with registered investment advisers and broker dealers to benefit shareholders. The Board noted that the Adviser reported no litigation or administrative actions during the last 12 months. The Board discussed the Adviser’s unique qualifications with quantitative investment strategies, and the Adviser’s ongoing research focused on the efficiency of executing the strategies. They also discussed the Adviser’s ETF team and their acumen with the product. The Board agreed that, through participation in meetings, they have access and a good working relationship with senior management of the Adviser. They indicated their belief that the Adviser personnel had deep experience on both the business and compliance side of the business, and the portfolio management team had progressed due to the increase in communication of all parties involved. It was the consensus of the Board that they were satisfied with the nature, extent and quality of the services provided to the AIT Funds under the advisory agreement.

Fees and Expenses. The Board reviewed information regarding the advisory fee noting that the Adviser charged 0.75% for advisory services, which was higher than the peer group average of 0.70% and Morningstar category average of 0.63%, but reasonably in line with each. They considered that, given the Fund’s unitary fee structure under which the Adviser pays nearly all expenses of the Fund, the Fund’s total fees are highly competitive.

Performance. The Board compared the Fund’s performance 1.71% for the year-to-date period ended July 31, 2018, as compared to the average total return of 0.34% for all funds in the peer group, 0.62% for all ETFs in the peer group 0.17% for all mutual funds in the peer group. The Board considered that for the year-to-date period the Fund provided returns exceeding those of its peer group and the world allocation category. The Board agreed that a comparative analysis of the Fund’s performance relative to other ETFs was more instructive than that of a larger group of funds that may include other mutual funds. The concluded that they were satisfied with the Fund’s performance.

Economies of Scale. The Board considered whether the Adviser has realized, or expects to realize in the near term, economies of scale with respect to the management of DJ ETF. They considered the Adviser’s projections for the Fund’s growth during the term of the advisory agreement noting that

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2019

the Adviser did not expect to realize growth sufficient to generate economies of scale during that term. The Adviser concluded that the absence of breakpoints is reasonable.

Profitability. The Board reviewed a profitability analysis provided by the Adviser with respect to its relationship with the Fund. They noted the Adviser realized a loss in connection with its relationship with the Fund. The Board concluded that excess profitability was not a concern at this time.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of Counsel, the Board concluded that the fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the future shareholders of the DJ ETF Funds.

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2019

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, unless otherwise noted.

Non-Interested Trustees

Name, Year of Birth and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Fund Complex Overseen by Trustee[1]	Other Directorships Held During the Past 5 Years
Robert S. Andrialis Year of Birth: 1944	Trustee	Since March 2014	Currently Independent Consultant; Formerly President, Secured Growth Quantitative Research, 2011–2014; Independent Consultant 2010-2011.	10	Arrow Investments Trust (since September 2011)
Paul Montgomery Year of Birth: 1953	Trustee	Indefinite/ Since Sept. 2011	Director of Research Scotia Partners, LLC (since 2012) Managing Member, Theta Investment Research, LLC (2003-2012).	10	Arrow Investments Trust (since March 2014)
Thomas T. Sarkany Year of Birth: 1946	Trustee	Since March 2014	Founder and President, TTS Consultants, LLC, 2010 – present.	10	Arrow Investments Trust (since September 2011) Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors since 1981; Trustee, Northern Lights Fund Trust IV (since July 2015)

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2019

Interested Trustees and Officers

Name, Year of Birth and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Fund Complex Overseen by Trustee[1]	Other Directorships Held During the Past 5 Years
Joseph Barrato[2] Year of Birth: 1965	Trustee, President & Principal Executive Officer	Indefinite term as Trustee, 1-year renewable term as officer (since Sept. 2011)	Founder and Chief Executive Officer, Arrow (since 2006).	10	Arrow Investments Trust (since 2012)
Sothara Chin Year of Birth: 1966	Chief Compliance Officer	Since Feb. 2018; 2011-2015	Managing Partner of Fit Compliance, LLC (since 2017); Chief Operations and Chief Compliance Officer of Impact Us Marketplace, LLC (2015-2017); Chief Compliance Officer of Arrow Investment Advisors, LLC (2011-2015).	N/A	N/A
Jake Griffith Year of Birth: 1978	Secretary	1 year renewable term (since Sept. 2011)	Founder and President, Director of Sales, Arrow (since 2006).	N/A	N/A
Sam Singh 80 Arkay Dr. Hauppauge, NY 11788 Year of Birth: 1976	Principal Financial Officer and Treasurer	1-year renewable term (since Oct. 2013)	Vice President, GFS (since January 2015); Assistant Vice President, GFS (since 2011-2014); Vice President of Fund Administration; BNY Mellon (2007-2011).	N/A	N/A
Dawn M. Dennis 80 Arkay Dr. Hauppauge, NY 11788 Year of Birth: 1966	Assistant Secretary	1 year renewable term Since June 2013	Senior Paralegal, GFS (since May 2013), Paralegal (from July 2011 through April 2013).	N/A	N/A

1	The “Fund Complex” includes Arrow Investments Trust, a registered management investment company, in addition to the Trust.

2	Joseph Barrato is considered to be an “interested person” of the Arrow Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment advisor to the Fund, Arrow Investment Advisors, LLC.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

PRIVACY NOTICE

FACTS	WHAT DOES ARROW ETF TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow ETF Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Arrow ETF Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-277-6933

Who we are
Who is providing this notice?	Arrow ETF Trust
What we do
How does Arrow ETF Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow ETF Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Arrow ETF Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Arrow ETF Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Arrow ETF Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-277-6933.

INVESTMENT ADVISOR
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive
Suite 100
Laurel, MD 20707

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Andrialis is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $14,500

2018 - $14,500

(b)	Audit-Related Fees

2018 - None

2017 – None

(c)	Tax Fees

2019 - $ 2,500

2018 - $ 2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2019	2018
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $2,500

2018 - $2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which Shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow ETF Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 4/10/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 4/10/19

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 4/10/19